U.S. GLOBAL LEADERS GROWTH FUND,
                  A SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS

                         SUPPLEMENT DATED APRIL 19, 2000
                      TO PROSPECTUS DATED OCTOBER 29, 1999


MANAGEMENT OF THE FUND

George P. Fraise, Executive Vice President of the Advisor, has joined George M. Yeager, President of the Advisor, in managing the Fund. Mr. Fraise joined the Advisor in early 2000 and is a member of its Investment Policy Committee. Prior to joining the Advisor, Mr. Fraise was associated with Scudder Kemper
Investments where he was a portfolio manager for the Scudder Large Company Growth Fund and a co-lead manager for the Kemper Growth Fund.

REDEMPTION FEE

The Fund is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, effective May 1, 2000, the Fund will assess a 2.00% fee on redemptions of Fund shares purchased and held for less than six months. This fee will be paid to the Fund to help offset transaction costs and administrative expenses.